SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2025

BANKFINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	0-51331	75-3199276
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 North Frontage Road, Burr Ridge, Illinois	60527
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 894-6900

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on August 11, 2025, BankFinancial Corporation (“BankFinancial”), the parent company of BankFinancial, National Association (“BankFinancial NA”), and First Financial Bancorp. (“First Financial”), the parent company of First Financial Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, BankFinancial would merge with and into First Financial (the “Merger”), with First Financial continuing as the surviving corporation in the Merger. Immediately following the Merger, First Financial will cause BankFinancial NA to merge with and into First Financial Bank (the “Bank Merger”), with First Financial Bank continuing as the surviving bank in the Bank Merger. The transaction is described in more detail in BankFinancial’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 11, 2025.

In connection with the Merger, First Financial initially filed with the SEC a Registration Statement on Form S-4 on September 25, 2025.  First Financial filed the definitive proxy/statement prospectus with the SEC on October 29, 2025, and BankFinancial first mailed the proxy statement/prospectus to stockholders on or about November 10, 2025.

Following the announcement of the Merger Agreement and as of the date of this Current Report on Form 8-K, purported stockholders of BankFinancial filed the following lawsuits in the Supreme Court of New York, County of New York, against BankFinancial and the individual members of the BankFinancial board of directors: (i) Parshall v. BankFinancial Corporation, et al., Index No. 659981/2025 (November 24, 2025); and (ii) Reinhardt v. BankFinancial Corporation, et al., Index No. 656097/2025 (November 24, 2025) (the “Complaints”).   In addition, between October 3, 2025 and December 5, 2025, BankFinancial has received demand letters from counsel, each representing other individuals who are purported stockholders of BankFinancial (collectively, the “Demands” and, together with the Complaints, the “Matters”). The Matters allege, among other things, that BankFinancial and/or its directors caused a false and misleading proxy statement/prospectus relating to the Merger to be filed with the SEC in violation of Section 14(a) and Section 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 14a-9 promulgated thereunder, and/or are liable for negligence and negligent misrepresentation and concealment under state common law.

BankFinancial believes that the allegations in the Matters are wholly without merit, that the disclosures in the proxy statement/prospectus comply fully with applicable laws, and that no additional disclosures are required or necessary under applicable laws. However, in order to moot the disclosure claims, avoid the risk that the Matters delay or otherwise adversely affect the special meeting of the stockholders or the closing of the Merger, and to avoid the cost and distraction of litigation, and without admitting any liability or wrongdoing, BankFinancial is making additional disclosures as described in this Current Report on Form 8-K.  BankFinancial and its directors expressly deny that they have violated any laws, negligently misrepresented or concealed any information, or breached any fiduciary duties. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein or in the proxy statement/prospectus. To the contrary, BankFinancial and its directors specifically deny all allegations in the Matters and that any additional disclosure in the proxy statement/prospectus was or is required.

Supplemental Disclosures to the Proxy Statement/Prospectus

The supplemental information contained in this Current Report on Form 8-K supplements the disclosures contained in the proxy statement/prospectus and should be read in conjunction with the proxy statement/prospectus, which should be read in its entirety. Defined terms used but not defined below have the meanings set forth in the proxy statement/prospectus. All page references in the information below are to pages in the proxy statement/prospectus. Paragraph references used herein refer to the proxy statement/prospectus before any additions or deletions resulting from the supplemental disclosures. The information contained herein speaks only as of December 5, 2025, unless the information indicates another date applies. For clarity, new text within restated paragraphs from the proxy statement/prospectus is highlighted with bold, underlined text, while deleted text is ~~bold and stricken-through~~.

1.         The disclosure beginning on page 51 of the proxy statement/prospectus under the section “Opinion of BankFinancial’s Financial Advisor” is hereby supplemented by amending and restating the carryover table as follows:

		Selected Companies
	BankFinancial	25th Percentile	Median	Average	75th Percentile
One-Year Stock Price Change	(5.4%)	12.2%	14.3%	20.5%	32.6%
One-Year Total Return	(2.3%)	13.9%	18.7%	24.6%	36.6%
Year-to-Date Stock Price Change	(15.0%)	(1.1%)	1.3%	5.1%	8.5%
Price / Tangible Book Value per Share	0.86x	0.99x	1.06x	1.11x	1.26x
Price / Loan Mark Adj. Tangible Book Value Per Share(1)	1.08x	~~1.11x~~ 1.14x	~~1.30x~~ 1.33x	~~1.34x~~ 1.40x	~~1.52x~~ 1.58x
Price / LTM EPS	16.7x(2)	9.7x	11.7x	12.6x	12.4x
Price / MRQ Annualized EPS	17.4x(3)	8.2x	9.1x	10.2x	11.4x
Price / 2025 EPS Estimate	21.2x | 23.0x(4)	9.1x	10.7x	11.1x	11.3x
Price / 2026 EPS Estimate	14.1x | 11.7x(5)	8.7x	9.0x	9.5x	11.0x
Dividend Yield	3.7%	2.4%	2.9%	3.0%	3.5%
LTM Dividend Payout Ratio	62.0%(2)	29.0%	32.8%	36.0%	51.1%
2026 Dividend Payout Ratio Estimate	54.9% | 87.6%(5)	22.7%	25.5%	30.6%	43.1%

(1)
Calculated as price per share divided by loan rate mark adjusted tangible book value. “Loan rate mark adjusted tangible book value” calculated as tangible book value minus after-tax loan fair value rate mark as reported in each company’s most recent filings. BankFinancial’s loan rate mark adjusted tangible book value based on purchase accounting rate mark assumed in the proposed merger with First Financial (provided by First Financial management).

(2)
Presented on a core basis. Excluded gain on sale of securities, amortization of intangibles, and nonrecurring items as defined by S&P Capital IQ Pro. Also excluded after-tax charges in the fourth fiscal quarter ended December 31, 2024 related to a U.S. government settlement and after-tax charges in the second fiscal quarter ended June 30, 2025 related to an additional U.S. government settlement, a write-down of foreclosed assets, and professional expenses.

(3)
Presented on a core basis. Excluded gain on sale of securities, amortization of intangibles, and nonrecurring items as defined by S&P Capital IQ Pro. Also excluded after-tax charges in the second fiscal quarter ended June 30, 2025 related to an additional U.S. government settlement, a write-down of foreclosed assets, and professional expenses.

(4)
First metric was based on draft and unaudited financial results for the six months ended June 30, 2025 of BankFinancial (provided by BankFinancial) and quarterly earnings estimates for the third fiscal quarter ending September 30, 2025 and the fourth fiscal quarter ending December 31, 2025 taken from publicly available consensus “street estimates” of BankFinancial and second metric was based on financial forecasts and projections of BankFinancial provided by BankFinancial management.

(5)
First metric was based on publicly available consensus “street estimates” of BankFinancial and second metric was based on financial forecasts and projections of BankFinancial provided by BankFinancial management.

2.         The disclosure on page 52 of the proxy statement/prospectus under the section “Opinion of BankFinancial’s Financial Advisor” is hereby supplemented by adding the following paragraph below the carryover table:

The low and high stock price-to-tangible book value per share multiples of the selected companies in the “BankFinancial Selected Companies Analysis #1 – Selected Regional Banks” were 0.75x and 1.43x, respectively, the low and high stock price-to-loan mark adjusted tangible book value per share multiples of the selected companies were 0.90x and 2.01x, respectively, the low and high stock price-to-LTM EPS multiples of the selected companies were 8.3x and 24.5x, respectively, and the low and high stock price-to-MRQ annualized EPS multiples of the selected companies were 7.3x and 20.2x, respectively. For the nine selected companies for which consensus “street estimates” for 2025 and 2026 were publicly available, the low and high stock price-to-2025 estimated EPS multiples of the selected companies were 7.5x and 18.9x, respectively, and the low and high stock price-to-2026 estimated EPS multiples of the selected companies were 6.4x and 13.3x, respectively.

3.         The disclosure on page 54 of the proxy statement/prospectus under the section “Opinion of BankFinancial’s Financial Advisor” is hereby supplemented by adding the following paragraph below the table:

The low and high stock price-to-tangible book value per share multiples of the selected companies in the “BankFinancial Selected Companies Analysis #2 – Selected U.S. Banks” were 0.49x and 1.73x, respectively, the low and high stock price-to- loan mark adjusted tangible book value per share multiples of the selected companies were 0.53x and 4.94x, respectively, the low and high stock price-to-LTM EPS multiples of the selected companies (excluding the impact of the LTM EPS multiples of three of the selected companies, which multiples were considered not meaningful because they were greater than 30.0x or negative) were 6.9x and 24.6x, respectively, and the low and high stock price-to-MRQ annualized EPS multiples of the selected companies (excluding the impact of the MRQ Annualized EPS multiples of seven of the selected companies, which multiples were considered not meaningful because they were greater than 30.0x or negative) were 12.5x and 23.2x, respectively. For the two selected companies for which consensus “street estimates” for 2025 and 2026 were publicly available, the low and high stock price-to-2025 estimated EPS multiples of the selected companies were 15.7x and 27.3x, respectively, and the low and high stock price-to-2026 estimated EPS multiples of the selected companies were 12.8x and 20.5x, respectively.

4.         The disclosure on page 56 of the proxy statement/prospectus under the section “Opinion of BankFinancial’s Financial Advisor” is hereby supplemented by adding the following paragraph below the second table:

The low and high stock price-to-tangible book value per share multiples of the selected companies in the “First Financial Selected Companies Analysis” were 0.75x and 2.92x, respectively. For the 24 selected companies for which consensus “street estimates” for 2025 and 2026 were publicly available, the low and high stock price-to-2025 estimated EPS multiples of the selected companies were 6.9x and 15.6x, respectively, and the low and high stock price-to-2026 estimated EPS multiples of the selected companies were 6.0x and 12.6x, respectively.

5.         The disclosure on page 57 of the proxy statement/prospectus under the section “Opinion of BankFinancial’s Financial Advisor” is hereby supplemented by amending and restating the table of selected transactions:

Acquiror	Acquired Company	Announcement Date
Colony Bankcorp, Inc	TC Bancshares, Inc.	7/23/2025
Mercantile Bank Corporation	Eastern Michigan Financial Corporation	7/22/2025
Bank First Corporation	Centre 1 Bancorp, Inc.	7/18/2025
Business First Bancshares, Inc.	Progressive Bancorp, Inc.	7/7/2025
Investar Holding Corporation	Wichita Falls Bancshares, Inc.	7/1/2025
NB Bancorp, Inc.	Provident Bancorp, Inc.	6/5/2025
TowneBank	Old Point Financial Corporation	4/3/2025
Equity Bancshares, Inc.	NBC Corp. of Oklahoma	4/2/2025
MetroCity Bankshares, Inc.	First IC Corporation	3/17/2025
Seacoast Banking Corporation of Florida	Heartland Bancshares, Inc.	2/27/2025
Old Second Bancorp, Inc.	Bancorp Financial, Inc.	2/25/2025
Cadence Bank	FCB Financial Corp.	1/22/2025
Glacier Bancorp, Inc.	Bank of Idaho Holding Company	1/13/2025
CNB Financial Corporation	ESSA Bancorp, Inc.	1/10/2025
United Community Banks, Inc.	ANB Holdings, Inc.	12/3/2024
Mid Penn Bancorp, Inc.	William Penn Bancorporation	11/1/2024
TowneBank	Village Bank and Trust Financial Corp.	9/24/2024
Camden National Corporation	Northway Financial, Inc.	9/10/2024
NBT Bancorp Inc.	Evans Bancorp, Inc.	9/9/2024
ChoiceOne Financial Services, Inc.	Fentura Financial, Inc.	7/25/2024
ACNB Corporation	Traditions Bancorp, Inc.	7/24/2024
CBC Bancorp	Bay Community Bancorp	5/20/2024
Alerus Financial Corporation	HMN Financial, Inc.	5/15/2024
Hope Bancorp, Inc.	Territorial Bancorp Inc.	4/29/2024
Business First Bancshares, Inc.	Oakwood Bancshares, Inc.	4/25/2024
Southern California Bancorp	California BanCorp	1/20/2024

6.         The disclosure on page 58 of the proxy statement/prospectus under the section “Opinion of BankFinancial’s Financial Advisor” is hereby supplemented by adding the following paragraph below the table:

The low and high price-to-tangible book value per share multiples of the selected transactions in the “Selected Transactions Analysis” were 0.31x and 1.95x, respectively, the low and high core deposit premiums of the selected transactions were (14.2)% and 12.9%, respectively and the low and high price-to-Core LTM EPS multiples of the selected transactions (excluding the impact of the LTM EPS multiples for four of the selected transactions, which multiples were considered not meaningful because they were less than 0.0x or greater than 30.0x) were 7.4x and 27.9x, respectively. For the 25 selected transactions with a publicly traded acquiror, the low and high pay-to-trade ratios of the selected transactions were 0.39x and 1.21x, respectively. For the 13 selected transactions in which FWD EPS for the acquired company was available at announcement, the low and high price-to-FWD EPS multiples of the selected transactions (excluding the impact of the Forward EPS multiples for two of the selected transactions, which multiples were considered not meaningful because they were less than 0.0x or greater than 30.0x) were 8.9x and 18.3x, respectively. For the 17 selected transactions involving publicly traded acquired companies, the low and high one-day market premiums of the selected transactions were 6.6% and 81.7%, respectively.

7.         The disclosure on page 60 of the proxy statement/prospectus under the section “Opinion of BankFinancial’s Financial Advisor” is hereby supplemented by amending and restating the second to last sentence of the first full paragraph as follows:

This analysis indicated the merger could be ~~marginally~~ accretive to First Financial’s estimated 2026 EPS and estimated 2027 EPS by 0.8% and approximately 2%, respectively, and could be ~~roughly neutral~~ dilutive to First Financial’s estimated tangible book value per share at closing assumed as of December 31, 2025 by 0.1%.

8.         The disclosure on page 60 of the proxy statement/prospectus under the section “Opinion of BankFinancial’s Financial Advisor” is hereby supplemented by expanding the existing disclosure regarding discount rates as follows:

The ranges of discount rates assumed in the “BankFinancial Dividend Discount Model Analysis” of 11.5% to 15.5% and the ranges of discount rates assumed in the “First Financial Dividend Discount Model Analysis” of 11.0% to 15.0% were selected by taking into account capital asset pricing model implied cost of capital calculations.

Additional Information About the Merger

In connection with the Merger, BankFinancial has distributed a proxy statement/prospectus to its stockholders in connection with a special meeting of stockholders to be held for the purposes of voting on the approval of the Merger and related matters.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THAT DOCUMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST FINANCIAL, BANKFINANCIAL AND THE MERGER AND RELATED MATTERS.

Copies of the proxy statement/prospectus have been mailed to all stockholders. BankFinancial stockholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about BankFinancial and First Financial, free of charge, at the SEC’s website (www.sec.gov) when they are filed. Copies of documents filed with the SEC by First Financial will be made available free of charge in the “Investor Relations” section of First Financial’s website, https://www.bankatfirst.com/about/investor-relations.html. Copies of documents filed with the SEC by BankFinancial will be made available free of charge in the “Investor Relations” section of BankFinancial’s website, https://www.bankfinancial.com/investor-relations. The information on First Financial’s and BankFinancial’s websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this current report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of First Financial and BankFinancial, respectively, with respect to the Merger, the strategic benefits and financial benefits of the Merger, including the expected impact of the Merger on the combined company’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), the timing of the closing of the Merger, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of First Financial or BankFinancial or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions include, among others, the following:

●	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement;
●
the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Merger) and the possibility that the Merger does not close when expected or at all because required regulatory approvals, the approval by BankFinancial’s stockholders, or other approvals and the other conditions to closing are not received or satisfied on a timely basis or at all;

●	the outcome of any legal proceedings that may be instituted against First Financial or BankFinancial;
●
the possibility that the anticipated benefits of the Merger, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which First Financial and BankFinancial operate;

●	the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected;
●
the impact of purchase accounting with respect to the Merger, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks;

●	the possibility that the Merger may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;
●	the diversion of management’s attention from ongoing business operations and opportunities;
●
potential adverse reactions of First Financial’s or BankFinancial’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger;

●	a material adverse change in the financial condition of First Financial or BankFinancial;
●	changes in First Financial’s share price before closing;
●	risks relating to the potential dilutive effect of shares of First Financial’s common stock to be issued in the Merger;
●	general competitive, economic, political and market conditions;
●	major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; and
●
other factors that may affect future results of First Financial or BankFinancial, including, among others, changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates; deposit flows; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board, the Office of the Comptroller of the Currency and legislative and regulatory actions and reforms.

These factors are not necessarily all of the factors that could cause First Financial, BankFinancial, or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm First Financial’s, BankFinancial’s, or the combined company’s results.

Although each of First Financial and BankFinancial believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of First Financial or BankFinancial will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in each of First Financial’s and BankFinancial’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024, quarterly reports on Form 10-Q, and other documents subsequently filed by First Financial and BankFinancial with the SEC. The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on First Financial, BankFinancial or each of their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. First Financial and BankFinancial urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by First Financial and BankFinancial. Forward-looking statements speak only as of the date they are made, and First Financial and BankFinancial undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

Participants in Solicitation

BankFinancial and its directors, executive officers, management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning BankFinancial’s participants is set forth in the Proxy Statement, dated June 16, 2025, for BankFinancial’s 2025 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the participants in the solicitation of proxies in respect of the proposed transaction and interests of participants of BankFinancial in the solicitation of proxies in respect of the merger will be included in the Registration Statement and Proxy Statement/Prospectus to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKFINANCIAL CORPORATION (Registrant)

Date:	December 5, 2025	By:	/s/ F. Morgan Gasior
F. Morgan Gasior
Chairman of the Board, Chief Executive Officer and President